Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 2-34215

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST

Supplement dated January 24, 2008 to
Prospectuses dated March 1, 2007

Schroder Enhanced Income Fund.  The Trustees of Schroder Series Trust have approved a plan of liquidation for the Schroder Enhanced Income Fund.  The liquidation is currently expected to occur in spring 2008.

As of the date of this Supplement, shares of the Schroder Enhanced Income Fund are no longer being offered for sale.  The Fund is closed to all new investments (except for reinvestment of dividends), including investments by new investors and additional investments by existing shareholders (including exchanges from other Funds).